Exhibit 32.2
                                                                    ------------



    CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, James K. McHugh, as the Chief Financial Officer of N-Viro International Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K for the year ended December 31, 2010 (the "Form 10-K") (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  James  K.  McHugh
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James  K.  McHugh,  Chief  Financial  Officer
March  31,  2011